EXHIBIT 10.18
-------------



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                                FIRST AMENDMENT


                                      to


                          PURCHASE AND SALE AGREEMENT


                                      and


                               ESCROW AGREEMENT





                                 by and among




                          The Sellers Defined Herein,

                         Banyan Strategic Realty Trust

                                      and

                        Denholtz Management Corporation





                             Dated  March 28, 2001











         ============================================================

                FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT
                             AND ESCROW AGREEMENT


      This First Amendment to Purchase and Sale Agreement and Escrow Agreement made this 28th day of March, 2001 by and among BSRT University Square L.L.C., an Illinois limited liability company, BSRT Woodcrest Office Park Limited Partnership, an Illinois limited partnership, BSRT Commerce Center L.L.C., an Illinois limited liability company, BSRT Avalon Ridge L.L.C., an Illinois limited liability company, BSRT Technology Park (GA) L.L.C., an Illinois limited liability company, BSRT Johns Creek L.L.C., an Illinois limited liability company, BSRT/M&J Northlake Limited Partnership, an Illinois limited partnership, BSRT Technology Center L.L.C., an Illinois limited liability company, BSRT Fountain Square L.L.C., an Illinois limited liability company, BSRT University Corporation Center L.L.C., an Illinois limited liability company, BSRT Metric Plaza L.L.C., an Illinois limited liability company, BSRT Park Center L.L.C., an Illinois limited liability company, BSRT Sand Lake Tech Center L.L.C., an Illinois limited liability company, BSRT Peachtree Pointe L.L.C., an Illinois limited liability company, BSRT Phoenix Business Park L.L.C., an Illinois limited liability company, BSRT Southlake L.L.C., an Illinois limited liability company, BSRT Avalon Center L.L.C., an Illinois limited liability company, BSRT Airways Plaza L.L.C., an Illinois limited liability company, BSRT Newtown Trust, a Massachusetts business trust, BSRT Lexington Trust, a Massachusetts business trust, BSRT Lexington B Corp., an Illinois corporation, Banyan/Morgan MOC Limited Partnership, an Illinois limited partnership, Banyan/Morgan Willowbrook Limited Partnership, an Illinois limited partnership, Banyan/Morgan Elmhurst L.L.C., an Illinois limited liability company, Banyan/Morgan Wisconsin L.L.C., an Illinois limited liability company, BSRT Riverport Trust, a Massachusetts business trust, BSRT Butterfield Office Plaza L.L.C., an Illinois limited liability company, and Tower Lane Limited Partnership, an Illinois limited partnership, each having an address of c/o Banyan Strategic Realty Trust, 150 South Wacker Drive, Suite 2900, Chicago, Illinois 60606 (hereinafter individually referred to as a "Seller" and collectively referred to as the "Sellers"), Banyan Strategic Realty Trust, a Massachusetts business trust having an address at 150 South Wacker Drive, Suite 2900, Chicago, Illinois 60606 (hereinafter referred to as "BSRT") and Denholtz Management Corporation, a New Jersey corporation, having an address of c/o Denholtz Associates, 1600 St. Georges Avenue, Rahway, New Jersey 07065, its assignees or nominees (hereinafter referred to as "Buyer").

      Sellers, BSRT and Buyer executed and delivered (i) a Purchase and Sale Agreement dated January 8, 2001 (the "Contract") for the purchase and sale of thirty (30) Properties as defined in the Contract; and (ii) an Escrow Agreement (to which Commonwealth Land Title Insurance Company ("Escrowee") is also a party) dated January 8, 2001 (the "Escrow Agreement"); and

      Sellers, BSRT, Buyer and Escrowee desire to amend the Contract and the Escrow Agreement on the terms and conditions hereof; and

      Capitalized terms used but not defined herein shall have the same meanings as ascribed to such terms in the Contract and the Escrow
Agreement.

      Now, therefore, the parties hereto, in consideration of the mutual covenants herein contained, and respectively expressing the intention to be legally bound hereby, covenant and agree as follows:

      1.    AMENDMENT.

            a. SECTION 3.3 - Section 3.3 of the Contract is deleted in its entirety, and the following is inserted in its place:

                  "If, on or before April 9, 2001, Buyer shall give written notice to Sellers that Buyer is dissatisfied with the result of Buyer's investigation with respect to the Properties or the operation thereof, for any reason, then this Agreement shall thereupon terminate, and except as otherwise provided herein, neither Sellers nor Buyer shall have any further liability or obligation to the other hereunder, but Buyer shall be entitled to a return of a portion of the Downpayment equal to $1,250,000 (plus all interest on the Downpayment) and BSRT shall be entitled to a portion of the Downpayment equal to $250,000. The earlier to occur of (a) the date Buyer waives in writing its right pursuant to this Section 3.3, or
(b) April 9, 2001 (assuming Buyer does not exercise its option pursuant to this Section 3.3) shall be hereinafter referred to as the "Due Diligence Date." Buyer shall be responsible for all expenses incurred by Buyer in connection with its investigation of the Properties except as set forth in Sections 5.5, 18.5 and 19.2 hereof. Prior to the Due Diligence Date, if Buyer has not terminated this Agreement, Buyer shall notify Sellers which Properties Buyer intends to acquire subject to the applicable Existing Indebtedness."

             b. ESCROW AGREEMENT - The first sentence in paragraph 4 of the Escrow Agreement is hereby deleted and the following is inserted in its place:

                  "If the Purchase Agreement is terminated in accordance with Section 3.3 thereof, $250,000 of the Downpayment shall be paid to BSRT and the remainder (and all interest earned thereon) shall be paid to Buyer."

      2. BOARD OF TRUSTEES APPROVAL. BSRT hereby represents and warrants that its Board of Trustees has approved this First Amendment on March 28, 2001.

      3. REAFFIRMATION. In all other respects, Sellers, BSRT, Buyer and Escrowee reaffirm, readopt and ratify the Contract and the Escrow
Agreement.

      IN WITNESS WHEREOF, the parties have executed this First Amendment as of the date first above written.


                         BUYER:

                         Denholtz Management Corporation


                         By:
                               ------------------------------
                         Name:
                               ------------------------------
                         Title:
                               ------------------------------


                         BSRT:

                         BANYAN STRATEGIC REALTY TRUST

                         By:
                               ------------------------------
                         Name:
                               ------------------------------
                         Title:
                               ------------------------------


                         SELLERS:

                         ALL SELLERS AS DEFINED ABOVE

                         By:
                               ------------------------------
                         Name:
                               ------------------------------
                         Title:
                               ------------------------------
                               Of each of the Sellers and on
                               behalf of each of the Sellers


                         ESCROWEE:

                         COMMONWEALTH LAND TITLE INSURANCE
                         COMPANY

                         By:
                               ------------------------------
                         Name:
                               ------------------------------
                         Title:
                               ------------------------------
















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